UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 9, 2005

                                 ROO GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       000-25659               11-3447894
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                  62 White Street, Suite 3A, New York, NY 10013
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (646) 352-0260

                                   Copies to:
                            Richard A. Friedman, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         On November 9, 2005, ROO Group, Inc. (the "Company") completed the sale of: (1) $1,000,000 aggregate principal amount callable secured convertible notes, and (2) warrants to purchase an aggregate of 1,000,000 shares of common stock of the Company, to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC. In consideration for such sale, the Company received gross proceeds of $1,000,000. These sales were made after effectiveness of a registration statement covering the number of shares of common stock underlying the callable secured convertible notes and the warrants relating to a Securities Purchase Agreement dated September 10, 2004 by and among the Company, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.

         The callable secured convertible notes bear interest at 8%, mature two years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of:

      o     $0.20; or

      o 65% of the average of the three lowest intraday trading prices for the common stock on the Over-The-Counter Bulletin Board for the 20 trading days before but not including the conversion date.

         The full principal amount of the callable secured convertible notes are due upon a default under the terms of the callable secured convertible notes.

         The warrants are exercisable until five years from the date of issuance at a purchase price of $0.10 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, then the Company will not receive any proceeds. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the callable secured convertible notes issued pursuant to the Securities Purchase Agreement.

         Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for the Company's common stock for the five trading days immediately preceding such issuance as set forth on the Company's principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by the Company in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

         The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the selling stockholder's position.

         The investors have agreed to restrict their ability to convert their callable secured convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 2.03 above.


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


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS.

EXHIBIT
NUMBER                                        DESCRIPTION
-----------------------------------------------------------------------------------------------------------
4.1          Securities Purchase Agreement, dated September 10, 2004, by and among ROO Group, Inc. and AJW
             Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital
             Partners II, LLC (Incorporated by reference to Form 8-K, filed with the Securities and
             Exchange Commission on September 16, 2004)
4.2          Callable Secured Convertible Note issued to AJW Offshore, Ltd., dated February 3, 2005
4.3          Callable Secured Convertible Note issued to AJW Qualified Partners, LLC, dated February 3, 2005
4.4          Callable Secured Convertible Note issued to AJW Partners, LLC, dated February 3, 2005
4.5          Callable Secured Convertible Note issued to New Millennium Capital Partners II, LLC, dated
             February 3, 2005
4.6          Stock Purchase Warrant issued to to AJW Offshore, Ltd., dated February 3, 2005
4.7          Stock Purchase Warrant issued to AJW Qualified Partners, LLC, dated February 3, 2005
4.8          Stock Purchase Warrant issued to AJW Partners, LLC, dated February 3, 2005
4.9          Stock Purchase Warrant issued to New Millennium Capital Partners II, LLC, dated February 3,
             2005
4.10         Registration Rights Agreement, dated as of September 10, 2004, by and among ROO Group, Inc.
             and AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium
             Capital Partners II, LLC (Incorporated by reference to Form 8-K, filed with the Securities and
             Exchange Commission on September 16, 2004)




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ROO GROUP, INC.


Date: February 15, 2005                    /s/ Robert Petty
                                           --------------------------------
                                           Robert Petty
                                           Chief Executive Officer



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